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                            NEW ENGLAND FUNDS TRUST I
            NEW ENGLAND BALANCED FUND, NEW ENGLAND BOND INCOME FUND,
    NEW ENGLAND CAPITAL GROWTH FUND, NEW ENGLAND GOVERNMENT SECURITIES FUND,
          NEW ENGLAND GROWTH FUND, NEW ENGLAND MUNICIPAL INCOME FUND,
     NEW ENGLAND INTERNATIONAL EQUITY FUND, NEW ENGLAND STAR ADVISERS FUND, NEW ENGLAND STAR WORLDWIDE FUND, NEW ENGLAND STRATEGIC INCOME FUND AND
                             NEW ENGLAND VALUE FUND

                           NEW ENGLAND FUNDS TRUST II
               NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND,
      NEW ENGLAND GROWTH OPPORTUNITIES FUND, NEW ENGLAND HIGH INCOME FUND,
           NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF CALIFORNIA,
            NEW ENGLAND INTERMEDIATE TERM TAX FREE FUND OF NEW YORK,
               NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND AND
                 NEW ENGLAND MASSACHUSETTS TAX FREE INCOME FUND

                        NEW ENGLAND CASH MANAGEMENT TRUST
                 MONEY MARKET SERIES AND U.S. GOVERNMENT SERIES

                    NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST

    Supplement dated January 2, 1997 to the Prospectuses dated: December 31, 1995 (as supplemented September 3 and September 30, 1996) of New
   England Star Worldwide Fund; May 1, 1996 (as supplemented August 1 and September 30, 1996) of New England Intermediate Term Tax Free Fund of
     California and New England Intermediate Term Tax Free Fund of New York; May 1, 1996 (as supplemented September 1 and September 30, 1996)
     of New England Massachusetts Tax Free Income Fund; May 1, 1996 (as supplemented September 3 and September 30, 1996) of New England Bond
     Funds Class A, B and C; May 1, 1996 (as supplemented September 30,
    1996) of New England Stock Funds Class A, B and C, New England Stock Funds Class Y, New England Bond Funds Class Y and New England Star Advisers Fund; and August 29, 1996 of New England Cash Management
    Trust Money Market Series and U.S. Government Series and New England
                       Tax-Exempt Money Market Trust

THE FOLLOWING PERTAINS TO ALL PROSPECTUSES:

The Funds (excepting New England Growth Fund) have applied for an exemptive order from the Securities and Exchange Commission seeking to permit New England Funds Management, L.P., subject to certain conditions, to enter into subadvisory agreements with subadvisers other than the existing subadvisers of the Funds when approved by the relevant Trust's Board of Trustees, without obtaining shareholder approval. The exemptive request also seeks to permit, without shareholder approval, the terms of an existing subadvisory agreement to be changed or the employment of an existing subadviser to be continued after events that would otherwise cause an automatic termination of a subadvisory agreement, when such changes or continuation are approved by the relevant Trust's Board of Trustees. Shareholders would be notified of any subadviser changes.

THE FOLLOWING PERTAINS TO ALL PROSPECTUSES EXCEPT NEW ENGLAND STOCK FUNDS CLASS Y AND NEW ENGLAND BOND FUNDS CLASS Y (THE "CLASS Y PROSPECTUSES"):

In the section entitled "Fund Details - Additional Facts About the Fund(s)," the minimum account balance has been changed from $500 to $1,000 for all accounts except for Keogh, pension and profit sharing plans and automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share. If the balance in your account with a Fund is less than this minimum amount, that Fund may close your account and send the proceeds to you. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice to bring the account up to the minimum.

The section entitled "Buying Fund Shares - Minimum Investment" has been revised to read as follows:

$2,500 is the minimum for an initial investment in a Fund and $100 is the minimum for each subsequent investment.

There are special investment minimums for the following plans which may be offered by a Fund:

* $25 on initial and subsequent investments for payroll deduction investment programs for 401(k), SARSEP, SIMPLE Plans, 403(b)(7) retirement plans and certain other retirement plans. [Not applicable for New England Intermediate Term Tax Free Fund of California, New England Intermediate Term Tax Free Fund of New York and New England Massachusetts Tax Free Income Fund (the "Tax Free Funds")]

* $500 on initial and $100 on subsequent investments for automatic investing through the Investment Builder program.

* $250 on initial and $100 on subsequent investments for retirement plans with tax benefits such as corporate pension and profit sharing plans and Keogh plans. [Not applicable for the Tax Free Funds]

* $2,000 on initial and $100 on subsequent investments for accounts registered under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act. [Not applicable for New England Cash Management Trust and New England Tax Exempt Money Market Trust (the "Money Market Funds")]

* $2,000 on initial and $100 on subsequent investments for IRAs. [Not applicable for the Tax Free Funds]

The section entitled "Owning Fund Shares - Exchanging Among New England Funds" has been revised as follows:

The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), except that under the Automatic Exchange Plan the minimum is $100.

THE FOLLOWING PERTAINS TO ALL PROSPECTUSES EXCEPT THAT OF THE MONEY MARKET FUNDS AND THE CLASS Y PROSPECTUSES:

In the section entitled "Buying Fund Shares - Reduced Sales Charges (Class A Shares Only)," in the paragraph which begins, "There is no sales charge, CDSC or initial investment minimum related to investments by certain current and retired employees," all references to "The New England" are deleted and replaced with "New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company."

THE FOLLOWING PARAGRAPH SUPPLEMENTS THE SECTION ENTITLED "OWNING FUND SHARES - EXCHANGING AMONG NEW ENGLAND FUNDS" IN ALL PROSPECTUSES EXCEPT THE CLASS Y
PROSPECTUSES:

Class Y Shares

Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class A shares of a Fund acquired in connection with deferred compensation plans offered by NELICO for Class Y shares of any Fund which offers Class Y shares. To obtain a prospectus and more information about Class Y shares, please call the Distributor toll free at 1-800-225-5478.

THE FOLLOWING SUPPLEMENTS THE SECTION ENTITLED "BUYING FUND SHARES" IN THE CLASS Y PROSPECTUSES:

Class Y shares of a Fund may, at the discretion of NELICO, be purchased on behalf of agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries in connection with deferred compensation plans offered by NELICO ("NELICO Deferred Compensation Plan Accounts"). There is no minimum initial or subsequent investment amount for NELICO Deferred Compensation Plan Accounts.

Class Y shares of a Fund may be purchased through wrap fee programs offered by certain broker-dealers ("Wrap Fee Programs"). Such Wrap Fee Programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer that offers Class Y shares through a Wrap Fee Program is responsible for transmitting to its customer a schedule of fees and other information regarding any conditions and restrictions which may be imposed by the broker-dealer on a participant in its Wrap Fee Program. Shareholders who are customers of broker-dealers should contact their broker-dealer for information regarding the fees associated with the Wrap Fee Program and the conditions and restrictions which the broker-dealer may impose. In the event that a participant who purchased Class Y shares of a Fund through a Wrap Fee Program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same net asset value as the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of the Class A shares owned by that shareholder.

Class Y shares of a Fund may be purchased through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with the Fund ("Service Accounts"). Shareholders who purchase shares through a Service Account may be charged a fee if they effect transactions through such parties and should contact such parties for information regarding such fees. There is no minimum initial or subsequent investment amount for Retirement Plans, Separate Accounts, Special Accounts, Insurance Company Accounts (as such terms are defined in the prospectus), Wrap Fee Programs or Service Accounts.

THE FOLLOWING SUPPLEMENTS THE FIRST PARAGRAPH IN THE SECTION ENTITLED "OWNING FUND SHARES - EXCHANGING AMONG NEW ENGLAND FUNDS" IN THE CLASS Y PROSPECTUSES:

Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of a Fund acquired in connection with deferred compensation plans offered by NELICO for Class A shares of any other series of the Trusts which do not offer Class Y shares. To obtain a prospectus and more information about Class A shares, please call the Distributor toll free at 1-800-225-5478.

THE FOLLOWING PERTAINS ONLY TO NEW ENGLAND HIGH INCOME FUND:

The second and third sentences in the second full paragraph on page 21 of the New England Bond Funds Class A, B and C Prospectus are revised to read as follows:

To achieve its basic investment objective, the Fund from time to time also may invest up to 20% of the value of its total assets in common stocks and up to 20% of the value of its total assets in fixed-income securities issued by foreign governments or by companies organized in foreign countries. However, investments in both of these types of securities on a combined basis generally will not exceed 20% of the value of the Fund's assets.

THE FOLLOWING PERTAINS ONLY TO NEW ENGLAND STRATEGIC INCOME FUND:

Effective January 1, 1997, Loomis Sayles has terminated its voluntary waiver of its subadvisory fee and NEFM has terminated its corresponding voluntary reduction of its management fee. In addition, effective January 1, 1997, NEFM has terminated its management fee expense deferral arrangement. Accordingly, the fourth full paragraph on page 33 of the New England Bond Funds Class A, B and C Prospectus is deleted. Furthermore, the tables appearing under the captions "Annual Fund operating expenses" and "Example" on page 2 of such prospectus, each as they pertain to New England Strategic Income Fund, are replaced with the following:

                                                 New England
                                            Strategic Income Fund**
                                    --------------------------------------
                                    Class A        Class B         Class C
                                    -------        -------         -------
Management Fees ................     0.65%          0.65%           0.65%
12b-1 Fees  ....................     0.25%          1.00%*          1.00%*
Other Expenses .................     0.48%          0.48%           0.48%
Total Fund Operating Expenses  .     1.38%          2.13%           2.13%

 * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** The expense information contained in this table and its footnotes for New
   England Strategic Income Fund has been restated to reflect fees and expenses currently in effect for such Fund.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

                                        New England Strategic Income Fund
                                        ---------------------------------
                                   Class A           Class B          Class C
                                   -------           -------          -------
                                                  (1)      (2)
1 year .....................          $58         $62      $22          $22
3 years  ...................          $87         $97      $67          $67
5 years  ...................         $117        $124     $114         $114
10 years*  .................         $203        $227     $227         $246

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

THE FOLLOWING PERTAINS ONLY TO NEW ENGLAND INTERNATIONAL EQUITY FUND IN THE NEW ENGLAND STOCK FUNDS CLASS Y PROSPECTUS:

Effective January 1, 1997, NEFM, New England International Equity Fund's adviser, is modifying its voluntary management fee waiver and operating expense reduction for the Fund, described on page 29 of the prospectus, by raising the limit of the Fund's expenses from an annual rate of 1.00% to an annual rate of 1.15% of the average daily net assets attributable to the Fund's Class Y shares. Accordingly, in the Schedule of Fees section beginning on page 3 of the prospectus, the tables pertaining to the Fund appearing under the captions "Annual Fund operating expenses" and "Example" are replaced with the following:

                                                             New England
                                                      International Equity Fund*
                                                                Class Y
                                                      --------------------------
Management Fees (after voluntary fee waiver and expense
  reduction) ...........................................         0.78%**
12b-1 Fees  ............................................         None
Other Expenses  ........................................         0.37%
Total Fund Operating Expenses (after voluntary fee
  waiver and expense reduction) ........................         1.15%**

 * The information contained in this table and its footnotes for New England International Equity Fund and New England Growth Opportunities Fund has been restated to reflect fees and expenses currently in effect for those Funds.

** Without the voluntary fee waiver and expense reduction by the Fund's adviser, Management Fees would be 0.89% and Total Fund Operating Expenses would be 1.26%. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."

EXAMPLE

A $1,000 investment in Class Y shares of the Funds would incur the following dollar amount of transaction costs and operating expenses, assuming a 5% annual return and redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

                                                     New England
                                              International Equity Fund
                                                        Class Y
                                              -------------------------
         1 year ....................................      $12
         3 years  ..................................      $37
         5 years  ..................................      $63
        10 years  ..................................     $140

                                                                      SP51-1296